Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 14—Subsequent Events

As described in greater detail in Note 11 above, the Company approved a 1-for-50 reverse stock split, which became effective on July 8, 2015. All share, option, warrant, and per share amounts have been adjusted to reflect the Reverse Stock Split.

The number of shares of common stock outstanding immediately prior to the Reverse Stock Split was 123,193,755, and on the Effective Date, there were and 2,463,919 shares of common stock outstanding. The number of shares underlying outstanding warrants and options immediately prior to the Reverse Stock Split was 16,951,674 and 15,423,051, respectively, and the number of shares underlying outstanding warrants and options after the Reverse Stock Split was 339,043 and 308,464, respectively. As a result of the Reverse Stock Split, the weighted average exercise price of the outstanding warrants increased from $0.36 per share to $17.81 per share and the weighted average exercise price of the outstanding options increased from $0.27 per share to $13.61 per share.

Note 16—Subsequent Events

On March 24, 2015, the Company reduced the exercise price of the 2014 Convertible Notes Warrants from $25.00 per warrant to $5.50 per warrant.

On March 25, 2015, the Company’s board of directors approved an increase in the authorized shares available for grants under the Company’s 2013 Equity Incentive Award Plan from 280,000 shares of common stock to 420,000 shares of common stock.